                                                                   EXHIBIT 10.28
                                                                  Plant II & III

AFTER RECORDING RETURN TO:

Catherine Patton, Esq.
Katten Muchin & Zavis
525 W. Monroe, Suite 1600
Chicago, ILL 60661-3693

                             SHORT FORM LEASE

          THIS SHORT FORM LEASE, made and entered into as of this 21 day of December, 1995 by and between Waycross and Ware
County Development Authority and (hereinafter called "Lessor") and General Manufactured Housing, Inc. (hereinafter called
"Lessee");

                           W I T N E S S E T H :

          WHEREAS, Lessor and Lessee entered into a Lease dated
December 30, 1993 (hereinafter called the "Lease") which Lease is incorporated herein in full as if set forth herein; and

          NOW, THEREFORE, know all men by these presents that for and in consideration of the mutual covenants and agreements herein contained and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. PREMISES: Lessor has leased and rented and by these presents does lease and rent unto Lessee, and Lessee has leased and rented and by these presents does lease and rent from Lessor for the term commencing December 30, 1993, and ending December 30, 2008, and at the rental and upon the other covenants, terms and conditions set forth in the Lease, the real property described on Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter called the "Premises").

          TO HAVE AND TO HOLD the Premises, together with all easements, rights, and appurtenances, if any, in connection therewith and thereunto belonging to Lessor for the term and at the rental and upon all other covenants, terms and conditions set forth in the Lease.

          2. INCORPORATION OF LEASE AGREEMENT: All covenants, terms and conditions of the Lease are hereby incorporated by reference and made a part hereof. In the event of any conflict between the Lease and this Short Form Lease, the terms and conditions of the Lease shall control. Nothing contained in this Short Form Lease shall be deemed to change, modify or in any other way affect the rights, duties and obligations of Lessor and Lessee under the Lease and nothing contained herein shall be deemed a lease agreement or a conveyance of an estate which is in addition to the Lease and conveyance contained in and effected by the Lease, it being understood the Lease and this Short Form Lease shall constitute one and the same lease agreement and conveyance.

          IN WITNESS WHEREOF, the undersigned Lessor and Lessee have caused this Short Form Lease to be executed and sealed as of the day and year first above written:

                                   LESSOR:

                                   WAYCROSS AND WARE COUNTY
                                   DEVELOPMENT AUTHORITY
Signed, sealed and
delivered by Lessor
in the presence of:
                                   By:   /s/  [illegible]

   /s/  [illegible]                   Title:   Chairman
Unofficial Witness

 /s/ Gail G. Williamson            Attest: /s/  [illegible]
Notary Public
                                      Title:  Secretary
Exact Date of Execution
By Notary Public:                            [SEAL]

       [SEAL]
Commission Expiration Date:


______________________
[AFFIX NOTARIAL SEAL]
                                   LESSEE:

Signed, sealed and
delivered by Lessee                General Manufactured Housing,
in the presence of:                Inc.

   /s/  [illegible]                By:  /s/  Gary M. Brost
Unofficial Witness
                                      Title:   President
   /s/  Mary E. Hamm
Notary Witness                     Attest: /s/ James C. DelZoppo

Exact Date of Execution            Title:  Assistant Secretary
By Notary Public:

_________________________
Commission Expiration Date:


_________________________
[AFFIX NOTARIAL SEAL]

          [SEAL]